Exhibit 10.3

AMENDMENT TO ASSET PURCHASE AGREEMENT,
PURCHASE AND SALE AGREEMENT,
AND ESCROW AGREEMENT

This Amendment is made as of the 24th day of July, 2026, and is by and between Quantum Drones Corporation (“Purchaser”), Arcade Technology LLC (“Arcade Technology”), Arcade Realty LLC ("Arcade Realty”, and together with Arcade Technology, collectively “Seller”), and Goldman Gruder & Woods LLC (“Escrow Agent”).

WITNESSETH:

WHEREAS, Arcade Technology and Purchaser entered into an Asset Purchase Agreement dated June 26, 2026, for the purchase and sale of substantially all of Arcade Technology’s assets (the “APA”);

WHEREAS, Arcade Realty and Purchaser entered into a Purchase and Sale Agreement dated June 26, 2026, for the purchase and sale of real property (the “Premises”) known as 38 Union Avenue, Bridgeport, Connecticut (the “PSA”, and together with the APA, the “Purchase Agreements”);

WHEREAS, the parties hereto entered into an Escrow Agreement dated and effective July 15, 2026 (the “Escrow Agreement”), which Escrow Agreement provided for Escrow Agent’s holding of $250,000.00 of the aggregate purchase price under the Purchase Agreements, to be held for the purposes and in the manner as more particularly described in the Escrow Agreement;

WHEREAS, defined terms used herein shall have the same meaning as set forth in the Escrow Agreement; and

WHEREAS, Purchaser and Seller mutually desire to amend the Purchase Agreements and Escrow Agreement, as more particularly set forth herein.

NOW, THEREFORE, in consideration of the promises herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	The recitals set forth in the so-called “Whereas clauses” hereinabove are true and accurate.

2.	Upon the full execution of this Amendment, Escrow Agent shall release $125,000.00 of the Escrow Funds to Purchaser and $95,000.00 of the Escrow Funds to Seller.

3.	Escrow Agent shall continue to hold the remining $30,000.00 of Escrow Funds pursuant to the Escrow Agreement; provided, however, that such $30,000.00 of Escrow Funds shall be held for the sole purposes described in the third full paragraph in Section 3(d) of the PSA.

4.	The PSA is amended to reflect that the parties shall not be engaging licensed environmental professionals nor utilizing the Escrow Funds to pay for Remediation Costs (as such terms are defined in the PSA).

5.	The Purchase Agreements are amended to reflect that Purchaser hereby assumes any and all risk of and responsibility for any environmental liability, environmental conditions and/or remediation costs relative to the Premises sold under the PSA and/or the assets sold under the APA. The Purchase Agreements and Escrow Agreement are hereby amended to reflect that upon (I) the full execution of this Amendment and (II) the release of the $125,000.00 sum to Purchaser as described in Section 2 hereinabove, Seller shall have no further responsibility for the environmental conditions of the Premises and/or any remediation costs or environmental liability pertaining to the Premises and/or the business assets sold by Arcade Technology pursuant to the APA.

6.	This Amendment amends the Purchase Agreements and Escrow Agreement. To the extent that any provisions of the Purchase Agreement and/or Escrow Agreement are in conflict or are in consistent with any provisions of this Amendment, the provisions of this Amendment shall govern and prevail. In all other respects, the Purchase Agreements and Escrow Agreement remain unamended and in full force and effect.

7.	Notices sent under this Amendment shall be sent in the same manner as set forth in Section 4.4 of the Escrow Agreement.

8.	Sections 4.5 through 4.9 of the Escrow Agreement, inclusive, are hereby incorporated herein.

IN WITNESS WHEREOF, the parties have hereunto caused this AMENDMENT to be executed as of the date first written above.

ESCROW AGENT
GOLDMAN, GRUDER & WOODS, LLC

By	/s/ Michael L. Goldman
Michael L. Goldman
Manager

PURCHASER:
QUANTUM DRONES CORPORATION

By	/s/ Peter O’Rourke
Peter O’Rourke
President

SELLER:

ARCADE REALTY LLC

By	/s/ Steven Pepe
Steven Pepe
Member

ARCADE TECHNOLOGY LLC

By	/s/ Steven Pepe
Steven Pepe
Member

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